Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

         Date of Report (Date of earliest event reported): July 1, 2004

                               USURF America, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        1-15383                  72-1482416
          ------                        -------                  ----------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

        6005 Delmonico Drive, Suite 140, Colorado Springs, Colorado 80919
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:

                                 (719) 260-6455

                                    Form 8-K
                               USURF America, Inc.


Item 5. Other Events.

Effective February 6, 2004, USURF America, Inc., a Nevada corporation, signed a definitive agreement ("Purchase Agreement") to acquire substantially all of the operating assets of Sunwest Communications, Inc. SunWest is a privately-held Colorado Springs, Colorado-based provider of telecommunications services. On April 8, 2004 USURF, UTEL, Inc. (a wholly-owned subsidiary of USURF), and SunWest executed an Agreement and Plan of Reorganization ("Plan of Reorganization") for the purpose of qualifying the transaction as a tax-free reorganization within the meaning of ss.368(a)(1)(C) of the Internal Revenue Code of 1986. The Plan of Reorganization entirely superseded the Purchase Agreement.

The terms of the Plan of Reorganization provide that the board of directors of either SunWest or USURF may terminate the Plan of Reorganization if the closing date of the transaction has not occurred by June 30, 2004. The closing did not occur on or before such date. Accordingly, the board of directors of USURF has voted to terminate the Plan of Reorganization, effective July 1, 2004.

USURF and SunWest are currently engaged in discussions and negotiations concerning the potential acquisition by USURF of specific SunWest assets.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements.

          None.

     (b) Exhibits.

          Exhibit No.                   Description
          -----------                   -----------

            10.1* Asset Purchase Agreement, dated February 6, 2004, by and between USURF America, Inc. and SunWest Communications, Inc.

            10.2**  Agreement and Plan of Reorganization Between USURF
                    America, Inc., UTEL, Inc. and SunWest Communications, Inc., effective February 5, 2004

* Incorporated by reference from Current Report on Form 8-K filed with the Commission on February 20, 2004.

** Incorporated by reference from Current Report on Form 8-K filed with the Commission on April 21, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

     Dated: July 20, 2004.              USURF AMERICA, INC.

                                        By: /s/ Richard Koontz
                                        ----------------------------------------
                                        Richard Koontz
                                        Executive Vice President Corporate
                                        Development

                                  EXHIBIT INDEX




   Exhibit No.                           Description
   -----------                           -----------

      10.1 Asset Purchase Agreement, dated February 6, 2004, by and between USURF America, Inc. and SunWest Communications, Inc.

      10.2 Agreement and Plan of Reorganization Between USURF America, Inc., UTEL, Inc. and SunWest Communications, Inc., effective February 5, 2004